Exhibit 10.13

JOINDER AGREEMENT NO. 1, dated as of February 3, 2011 (this “Joinder Agreement”), to the INTERCREDITOR AGREEMENT, dated as of September 28, 2009 (as amended, modified and supplemented from time to time, the “Intercreditor Agreement”), among JPMorgan Chase, N.A., as First Priority Representative (the “Existing First Priority Representative”) for the First Priority Secured Parties (the “Existing First Priority Secured Parties”), Wilmington Trust Company, as Second Priority Representative (the “Second Priority Representative”) for the Second Priority Secured Parties, Realogy Corporation (the “Borrower”) and each of the other Loan Parties party thereto. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms (or incorporated by reference) in the Intercreditor Agreement.

A. WHEREAS, the Borrower proposes to issue $700,000,000 of 7.875% Senior Secured Notes due February 15, 2019 (the “First Priority Notes”) pursuant to that certain Indenture, dated as of February 3, 2011, among the Borrower, Domus Intermediate Holdings Corp. (“Intermediate”), Domus Holdings Corp., The Bank of New York Mellon Trust Company, N.A., in its capacity as Collateral Agent and Trustee, and the other Loan Parties thereto (as amended, modified and supplemented from time to time, the “First Priority Indenture”); and

B. WHEREAS, the indebtedness incurred under, and the other obligations of the Loan Parties with respect to, the First Priority Notes and the First Priority Indenture constitute Additional Debt under the Intercreditor Agreement, and such Additional Debt is being designated hereby as additional “First Priority Obligations” (the “Additional First Priority Obligations”) in accordance with Section 9.3(b) of the Intercreditor Agreement; and

C. WHEREAS, the Person identified on the signature pages hereto as the “Additional First Priority Representative” (the “Additional First Priority Representative”) will serve as the collateral agent for the holders of the Additional First Priority Obligations (such holders, together with the Additional First Priority Representative, the “Additional First Priority Secured Parties”); and

D. WHEREAS, the Additional First Priority Representative wishes to become a party to the Intercreditor Agreement and to acquire and undertake, for itself and on behalf of the Additional First Priority Secured Parties, the rights and obligations of a “First Priority Representative” thereunder.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the existence and sufficiency of which are expressly recognized by all of the parties hereto, the Additional First Priority Representative hereby agrees to, and the other parties hereby acknowledge, the following:

SECTION 1. Effect on Intercreditor Agreement. The First Priority Notes and the First Priority Indenture shall each constitute an Additional First Priority Agreement under the Intercreditor Agreement, and each reference therein to “First Priority Representative” shall be construed to include the Additional First Priority Representative. For the avoidance of doubt and without limiting the foregoing, unless the context requires otherwise (i) each reference in the Intercreditor Agreement to “First Priority Creditors” shall be construed to include the holders of the Additional First Priority Obligations, (ii) the Additional First Priority Obligations are hereby designated as “First Priority Obligations” in accordance with Section 9.3(b) of the Intercreditor Agreement and (iii) each reference in the Intercreditor Agreement to “First Priority Collateral Agreement” shall be construed to include that certain Collateral Agreement, dated and effective as of February 3, 2011, among Intermediate, the Borrower, each other Loan Party identified therein and party thereto and The Bank of New York Mellon Trust Company, N.A., as collateral agent for the secured parties thereunder (as amended, modified and supplemented from time to time, the “Additional First Priority Collateral Agreement”).

SECTION 2. Accession to the Intercreditor Agreement. The Additional First Priority Representative (a) hereby accedes and becomes a party to the Intercreditor Agreement as a First Priority Representative for the Additional First Priority Secured Parties from time to time in respect of the Additional First Priority Obligations, (b) agrees, for itself and on behalf of the Additional First Priority Secured Parties from time to time in respect of the Additional First Priority Obligations, to all of the terms and provisions of the Intercreditor Agreement and (c) shall have all of the rights and obligations of a First Priority Representative under the Intercreditor Agreement.

SECTION 3. Representations, Warranties and Acknowledgement of the Additional First Priority Representative. The Additional First Priority Representative represents and warrants to the Existing First Priority Representative, the Second Priority Representative and the other Secured Parties that (a) it has full power and authority to enter into this Joinder Agreement in its capacity as the Additional First Priority Representative and a First Priority Representative, (b) this Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of this Joinder Agreement and (c) the First Priority Notes, the First Priority Indenture and the Additional First Priority Collateral Agreement relating to such Additional First Priority Obligations provide that, upon the Additional First Priority Representative’s entry into this Joinder Agreement, the secured parties in respect of such Additional First Priority Obligations will be subject to and bound by the provisions of the Intercreditor Agreement as additional Secured Parties.

SECTION 4. Counterparts. This Joinder Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Joinder Agreement shall become effective when the Existing First Priority Representative and the Second Priority Representative shall have received a counterpart of this Joinder Agreement that bears the signature of the Additional First Priority Representative and such other parties to the Intercreditor Agreement as the Existing First Priority Representative may require. Delivery of an executed signature page to this Joinder Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Joinder Agreement. It is understood and agreed that The Bank of New York Mellon Trust Company, N.A. is entering into this Joinder Agreement and acceding to and becoming a party to the Intercreditor Agreement in its capacity as Collateral Agent under the First Priority Indenture and not in its individual capacity and in no event shall The Bank of New York Mellon Trust Company, N.A. incur any liability in connection with this Joinder Agreement or the Intercreditor Agreement or be personally liable for or on account of the statements, representations, warranties, covenants or obligations stated to be those of the Additional First Priority Representative hereunder, all such liability, if any, being expressly waived by the parties hereto and any person claiming by, through or under such party.

SECTION 4. Benefit of Agreement. The agreements set forth herein or undertaken pursuant hereto are for the benefit of, and may be enforced by, any party to the Intercreditor Agreement.

SECTION 5. Governing Law; Submission to Jurisdiction. THE PARTIES HERETO HEREBY AGREE THAT SECTION 9.5 AND SECTION 9.6 OF THE INTERCREDITOR AGREEMENT SHALL GOVERN THIS JOINDER AGREEEMNT AS IF SET FORTH HEREIN MUTATIS MUTANDIS.

SECTION 6. Severability. In case any one or more of the provisions contained in this Joinder Agreement should be held invalid, illegal or unenforceable in any respect, none of the parties hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.7 of the Intercreditor Agreement. All communications and notices hereunder to the Additional First Priority Representative shall be given to it at the address set forth under its signature hereto, which information supplements Section 9.7 of the Intercreditor Agreement.

SECTION 8. Determination of the Existing First Priority Representative; Direction to the Second Priority Representative. (a) In accordance with Section 9.3(b) of the Intercreditor Agreement, the Existing First Priority Representative has determined that this Joinder Agreement is necessary or appropriate to facilitate having the Additional First Priority Obligations become First Priority Obligations and that such Additional First Priority Obligations are permitted by the First Priority Agreement and the Second Priority Agreement to be incurred and to be subject to the provisions of the Intercreditor Agreement as First Priority Obligations. (b) Pursuant to Section 7(a) of the Incremental Assumption Agreement, the Existing First Priority Representative hereby authorizes and directs the Second Priority Representative to enter into this Joinder Agreement.

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IN WITNESS WHEREOF, the Additional First Priority Representative has executed this Agreement as of the date first written above.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., in its capacity as Collateral Agent, as Additional First Priority Representative and a First Priority Representative for and on behalf of the Additional First Priority Secured Parties

By:	/s/ Justin Huff
Name:	Justin Huff
Title:	Senior Associate

Address for Notices:
525 William Penn Place, 38th Floor
Pittsburgh, Pennsylvania 15259

Attention: Coprorate Trust Administration
Telecopy No.: (412) 234-7535

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Acknowledged by:

JPMORGAN CHASE BANK, N.A., as Existing First Priority Representative for and on behalf of the Existing First Priority Secured Parties

By:	/s/ Neil R. Boylan
Name:	Neil R. Boylan
Title:	Managing Director

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WILMINGTON TRUST COMPANY, as Second Priority Representative for and on behalf of the Second Priority Secured Parties

By:	/s/ Joseph B. Feil
Name:	Joseph B. Feil
Title:	Vice President

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REALOGY CORPORATION

By:	/s/ Anthony E. Hull
Name: Anthony E. Hull
Title: Chief Financial Officer

Address for Notices: Realogy Corporation
One Campus Drive
Parsippany, NJ 07054
Attention: Anthony E. Hull
Telecopy No.: (973) 407-6651

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DOMUS INTERMEDIATE HOLDINGS CORP.

By:	/s/ Anthony E. Hull
Name: Anthony E. Hull
Title: Chief Financial Officer

Address for Notices: Realogy Corporation
One Campus Drive
Parsippany, NJ 07054
Attention: Anthony E. Hull
Telecopy No.: (973) 407-6651

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CARTUS CORPORATION

CDRE TM LLC

DOMUS INTERMEDIATE HOLDINGS CORP.

NRT INSURANCE AGENCY, INC.

REALOGY CORPORATION

REALOGY OPERATIONS LLC

REALOGY SERVICES GROUP LLC

REALOGY SERVICES VENTURE PARTNER LLC

SOTHEBY’S INTERNATIONAL REALTY LICENSEE LLC

WREM, INC.

By:	/s/ Anthony E. Hull
Name: Anthony E. Hull
Title: Chief Financial Officer

Address for Notices: Realogy Corporation
One Campus Drive
Parsippany, NJ 07054
Attention: Anthony E. Hull
Telecopy No.: (973) 407-6651

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CARTUS ASSET RECOVERY CORPORATION

CARTUS PARTNER CORPORATION

J. W. RIKER – NORTHERN R.I., INC.

FEDSTATE STRATEGIC CONSULTING, INCORPORATED

LAKECREST TITLE, LLC

NRT PHILADELPHIA LLC

REFERRAL NETWORK LLC

THE CORCORAN GROUP EASTSIDE, INC.

By:	/s/ Anthony E. Hull
Name: Anthony E. Hull
Title: Executive Vice President & Treasurer

Address for Notices: Realogy Corporation
One Campus Drive
Parsippany, NJ 07054
Attention: Anthony E. Hull
Telecopy No.: (973) 407-6651

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AMERICAN TITLE COMPANY OF HOUSTON

ATCOH HOLDING COMPANY

BURNET TITLE LLC

BURNET TITLE HOLDING LLC

BURROW ESCROW SERVICES, INC.

CORNERSTONE TITLE COMPANY

EQUITY TITLE COMPANY

EQUITY TITLE MESSENGER SERVICE HOLDING LLC

FIRST CALIFORNIA ESCROW CORPORATION

FRANCHISE SETTLEMENT SERVICES LLC

GUARDIAN HOLDING COMPANY

GUARDIAN TITLE AGENCY, LLC

GUARDIAN TITLE COMPANY

GULF SOUTH SETTLEMENT SERVICES, LLC

KEYSTONE CLOSING SERVICES LLC

MARKET STREET SETTLEMENT GROUP LLC

MID-ATLANTIC SETTLEMENT SERVICES LLC

NATIONAL COORDINATION ALLIANCE LLC

NRT SETTLEMENT SERVICES OF MISSOURI LLC

NRT SETTLEMENT SERVICES OF TEXAS LLC

PROCESSING SOLUTIONS LLC

SECURED LAND TRANSFERS LLC

ST. JOE TITLE SERVICES LLC

TAW HOLDING INC.

TEXAS AMERICAN TITLE COMPANY

By:	/s/ Thomas N. Rispoli
Name: Thomas N. Rispoli
Title: Chief Financial Officer

Address for Notices: Realogy Corporation
One Campus Drive
Parsippany, NJ 07054
Attention: Anthony E. Hull
Telecopy No.: (973) 407-6651

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TITLE RESOURCE GROUP AFFILIATES HOLDINGS LLC

TITLE RESOURCE GROUP HOLDINGS LLC

TITLE RESOURCE GROUP LLC

TITLE RESOURCE GROUP SERVICES LLC

TITLE RESOURCES INCORPORATED

TRG SERVICES, ESCROW, INC.

TRG SETTLEMENT SERVICES, LLP

WAYDAN TITLE, INC.

WEST COAST ESCROW COMPANY

By:	/s/ Thomas N. Rispoli
Name: Thomas N. Rispoli
Title: Chief Financial Officer

Address for Notices: Realogy Corporation
One Campus Drive
Parsippany, NJ 07054
Attention: Anthony E. Hull
Telecopy No.: (973) 407-6651

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BETTER HOMES AND GARDENS REAL ESTATE LLC

BETTER HOMES AND GARDENS REAL ESTATE LICENSEE LLC

CENTURY 21 REAL ESTATE LLC

CGRN, INC.

COLDWELL BANKER LLC

COLDWELL BANKER REAL ESTATE LLC

ERA FRANCHISE SYSTEMS LLC

GLOBAL CLIENT SOLUTIONS LLC

ONCOR INTERNATIONAL LLC

REALOGY FRANCHISE GROUP LLC

REALOGY GLOBAL SERVICES LLC

REALOGY LICENSING LLC

SOTHEBY’S INTERNATIONAL REALTY AFFILIATES LLC

WORLD REAL ESTATE MARKETING LLC

By:	/s/ Andrew G. Napurano
Name: Andrew G. Napurano
Title: Chief Financial Officer

Address for Notices: Realogy Corporation
One Campus Drive
Parsippany, NJ 07054
Attention: Anthony E. Hull
Telecopy No.: (973) 407-6651

[Signature Page to Joinder]

FSA MEMBERSHIP SERVICES, LLC

By:	/s/ Marilyn J. Wasser
Name: Marilyn J. Wasser
Title: Executive Vice President

Address for Notices: Realogy Corporation
One Campus Drive
Parsippany, NJ 07054
Attention: Anthony E. Hull
Telecopy No.: (973) 407-6651

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ALPHA REFERRAL NETWORK LLC

ASSOCIATED CLIENT REFERRAL LLC

BURGDORFF LLC

BURGDORFF REFERRAL ASSOCIATES LLC

BURNET REALTY LLC

CAREER DEVELOPMENT CENTER, LLC

COLDWELL BANKER COMMERCIAL PACIFIC PROPERTIES LLC

COLDWELL BANKER PACIFIC PROPERTIES LLC

COLDWELL BANKER REAL ESTATE SERVICES LLC

COLDWELL BANKER RESIDENTIAL BROKERAGE COMPANY

COLDWELL BANKER RESIDENTIAL BROKERAGE LLC

COLDWELL BANKER RESIDENTIAL REAL ESTATE LLC

COLDWELL BANKER RESIDENTIAL REFERRAL NETWORK

COLDWELL BANKER RESIDENTIAL REFERRAL NETWORK, INC.

COLORADO COMMERCIAL, LLC

HOME REFERRAL NETWORK LLC

JACK GAUGHEN LLC

NRT ARIZONA LLC

NRT ARIZONA COMMERCIAL LLC

NRT ARIZONA REFERRAL LLC

NRT COLORADO LLC

By:	/s/ Kevin R. Greene
Name: Kevin R. Greene
Title: Chief Financial Officer

Address for Notices: Realogy Corporation
One Campus Drive
Parsippany, NJ 07054
Attention: Anthony E. Hull
Telecopy No.: (973) 407-6651

[Signature Page to Joinder]

NRT COLUMBUS LLC

NRT COMMERCIAL LLC

NRT COMMERCIAL UTAH LLC

NRT DEVELOPMENT ADVISORS LLC

NRT DEVONSHIRE LLC

NRT HAWAII REFERRAL, LLC

NRT LLC

NRT MID-ATLANTIC LLC

NRT MISSOURI LLC

NRT MISSOURI REFERRAL NETWORK LLC

NRT NEW ENGLAND LLC

NRT NEW YORK LLC

NRT NORTHFORK LLC

NRT PITTSBURGH LLC

NRT REFERRAL NETWORK LLC

NRT RELOCATION LLC

NRT REOEXPERTS LLC

NRT SUNSHINE INC.

NRT TEXAS LLC

NRT UTAH LLC

REAL ESTATE REFERRAL LLC

REAL ESTATE REFERRALS LLC

REAL ESTATE SERVICES LLC

REFERRAL ASSOCIATES OF NEW ENGLAND LLC

REFERRAL NETWORK, LLC

By:	/s/ Kevin R. Greene
Name: Kevin R. Greene
Title: Chief Financial Officer

Address for Notices: Realogy Corporation
One Campus Drive
Parsippany, NJ 07054
Attention: Anthony E. Hull
Telecopy No.: (973) 407-6651

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REFERRAL NETWORK PLUS, INC.

SOTHEBY’S INTERNATIONAL REALTY, INC.

SOTHEBY’S INTERNATIONAL REALTY REFERRAL COMPANY, LLC

THE SUNSHINE GROUP (FLORIDA) LTD. CORP.

THE SUNSHINE GROUP, LTD.

VALLEY OF CALIFORNIA, INC.

By:	/s/ Kevin R. Greene
Name: Kevin R. Greene
Title: Chief Financial Officer

Address for Notices: Realogy Corporation
One Campus Drive
Parsippany, NJ 07054
Attention: Anthony E. Hull
Telecopy No.: (973) 407-6651

[Signature Page to Joinder]